UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY	10041
(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code:

Funds Investor Services 1-800-822-5544

or

Institutional Shareholder Services 1-888-425-6432

Date of fiscal year end: April 30

Date of reporting period: April 30, 2009

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT / APRIL 30, 2009

Legg Mason Partners

All Cap Fund

Managed by	LEGG MASON CAPITAL MANAGEMENT

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks long-term capital growth.

What’s inside

Legg Mason Capital Management, Inc. (“LMCM”) is the Fund’s investment manager and Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s sub-administrator. LMCM and LMPFA are wholly-owned subsidiaries of Legg Mason, Inc.

Letter from the chairman

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

The U.S. economy weakened significantly during the twelve-month reporting period ended April 30, 2009. Looking back, U.S. gross domestic product (“GDP”)i growth was 2.8% during the second quarter of 2008. Contributing to the economy’s expansion were rising exports that were buoyed by a weakening U.S. dollar. In addition, consumer spending increased, aided by the government’s tax rebate program. However, the dollar’s rally and the end of the rebate program, combined with other strains on the economy, caused GDP to take a step backward during the second half of 2008. According to the U.S. Department of Commerce, third and fourth quarter 2008 GDP contracted 0.5% and 6.3%, respectively, the latter being the worst quarterly reading since 1982. Economic weakness continued in early 2009, as the preliminary estimate for first quarter 2009 GDP decline was 5.7%. This marked the first time in thirty-four years that the U.S. economy posted three consecutive quarters of negative GDP growth.

It may seem like ancient history, but when the reporting period began, speculation remained as to whether the U.S. would experience a recession. This ended in December 2008, when the National Bureau of Economic Research (“NBER”) — which has the final say on when one begins and ends — announced that a recession had begun in December 2007, making the current recession the lengthiest since the Great Depression. Contributing to the economy’s troubles is the accelerating weakness in the labor market. Since December 2007, approximately 5.7 million jobs have been shed, with nearly 2.7 million being lost during the first four months of 2009. In addition, the unemployment rate continued to move steadily higher, rising from 8.5% in March to 8.9% in April 2009, to reach its highest rate since 1983.

Another strain on the economy, the housing market, appeared to finally be getting closer to reaching a bottom. According to the S&P/Case-Shiller Home Price Indexii, U.S. home prices continued to fall in February 2009, but they did end their sixteen-month streak of record declines. This led to hopes that prices could be nearing a period of stabilization. Other economic news also seemed to be “less negative.” Inflation remained low and, in March 2009, data were released showing increases in durable goods orders, manufacturing and consumer sentiment, albeit all from depressed levels.

Legg Mason Partners All Cap Fund	I

Letter from the chairman continued

Ongoing issues related to the housing and subprime mortgage markets and seizing credit markets prompted the Federal Reserve Board (“Fed”)iii to take aggressive and, in some cases, unprecedented actions. When the reporting period began, the federal funds rateiv was 2.00%. After lowering rates from 2.25% to 2.00% at the end of April 2008, the Fed left rates on hold for several months due to growing inflationary pressures as a result of soaring oil and commodity prices, coupled with the sagging U.S. dollar. However, as inflation receded along with oil prices and the global financial crisis escalated, the Fed cut rates twice in October 2008 to 1.00%. Then, in December 2008, it reduced the federal funds rate to a range of zero to 0.25% — a historic low — and maintained this stance during its next meetings in January, March and April 2009. In conjunction with the April meeting, the Fed stated that it “will employ all available tools to promote economic recovery and to preserve price stability. The Committee . . . anticipates that economic conditions are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

In addition to the interest rate cuts, the Fed took several actions to improve liquidity in the credit markets. In September 2008, it announced an $85 billion rescue plan for ailing AIG and pumped $70 billion into the financial system as Lehman Brothers’ bankruptcy and mounting troubles at other financial firms roiled the markets. More recently, the Fed has taken additional measures to thaw the frozen credit markets, including the purchase of debt issued by Fannie Mae and Freddie Mac, as well as introducing the Term Asset-Backed Securities Loan Facility (“TALF”). In March 2009, the Fed continued to pursue aggressive measures as it announced its intentions to:

•	Purchase up to an additional $750 billion of agency mortgage-backed securities, bringing its total purchases of these securities to up to $1.25 trillion in 2009.

•	Increase its purchases of agency debt this year by up to $100 billion to a total of up to $200 billion.

•	Buy up to $300 billion of longer-term Treasury securities over the next six months.

The U.S. Department of the Treasury has also taken an active role in attempting to stabilize the financial system, as it orchestrated the government’s takeover of mortgage giants Fannie Mae and Freddie Mac in September 2008. In October, the Treasury’s $700 billion Troubled Asset Relief Program (“TARP”) was approved by Congress and signed into law by former President Bush. Then, in March 2009, Treasury Secretary Geithner introduced the Public-Private Partnership Investment Program (“PPIP”), which will be used to facilitate the purchase of $500 billion to $1 trillion of troubled mortgage assets from bank balance sheets. President Obama has also made reviving the economy a priority in his administration, the

II	Legg Mason Partners All Cap Fund

cornerstone thus far being the $787 billion stimulus package that was signed into law in February 2009.

The U.S. stock market was extremely volatile and generated very poor results during the twelve-month reporting period. After modestly rising in May 2008, stock prices fell during seven of the next nine months, before ending the period by rallying in March and April 2009. There was no shortage of headwinds facing stocks during the period, including the rapidly weakening global economy, an ongoing credit crisis, turmoil in the financial markets and plunging corporate profits. Despite gaining 8.76% and 9.57% in March and April 2009, respectively, the overall stock market, as measured by the S&P 500 Indexv, returned -35.31% during the twelve months ended April 30, 2009.

Looking at the U.S. stock market more closely, its descent was broad in scope, with every major index posting significant losses. In terms of market capitalizations, large-, mid- and small-cap stocks, as measured by the Russell 1000vi, Russell Midcapvii and Russell 2000viii Indices, returned -35.30%, -36.03% and -30.74%, respectively, during the twelve-month period ended April 30, 2009. From an investment style perspective, growth and value stocks, as measured by the Russell 3000 Growthix and Russell 3000 Valuex Indices, returned -31.46% and -38.61%, respectively.

Special shareholder notice

Effective January 1, 2009, Jay Leopold, CFA, Bill Miller, CFA, and David Nelson, CFA each serve as co-portfolio manager of the Fund. Mr. Leopold has served as the Fund’s portfolio manager since February 2007.

A special note regarding increased market volatility

In recent months, we have experienced a series of events that have impacted the financial markets and created concerns among both novice and seasoned investors alike. In particular, we have witnessed the failure and consolidation of several storied financial institutions, periods of heightened market volatility, and aggressive actions by the U.S. federal government to steady the financial markets and restore investor confidence. While we hope that the worst is over in terms of the issues surrounding the credit and housing crises, it is likely that the fallout will continue to impact the financial markets and the U.S. economy well into 2009.

Like all asset management firms, Legg Mason has not been immune to these difficult and, in some ways, unprecedented times. However, today’s challenges have only strengthened our resolve to do everything we can to help you reach your financial goals. Now, as always, we remain committed to providing you with excellent service and a full spectrum of investment choices. Rest assured, we will continue to work hard to ensure that our investment managers make every effort to deliver strong long-term results.

Legg Mason Partners All Cap Fund	III

Letter from the chairman continued

We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our enhanced website, www.leggmason.com/individualinvestors. Here you can gain immediate access to many special features to help guide you through difficult times, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

During periods of market unrest, it is especially important to work closely with your financial advisor and remember that reaching one’s investment goals unfolds over time and through multiple market cycles. Time and again, history has shown that, over the long run, the markets have eventually recovered and grown.

Information about your fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Fund’s manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund is not in a position to predict the outcome of these requests and investigations.

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

May 29, 2009

IV	Legg Mason Partners All Cap Fund

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The S&P/Case-Shiller Home Price Index measures the residential housing market, tracking changes in the value of the residential real estate market in twenty metropolitan regions across the United States.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

vi

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

vii

The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

viii

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

ix

The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

[x]	The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

Legg Mason Partners All Cap Fund	V

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund’s investment objective is long-term capital growth. It seeks to achieve this objective by investing primarily in equity securities of any size that, in our opinion, offer the potential for capital growth. The strategy is not constrained by investment style or market capitalization. The Fund’s flexible, valuation-driven mandate allows us to invest in the areas of the market where we believe the most attractive risk-adjusted returns may be realized. The strategy adheres to a research-intensive investment process that focuses on assessing the expected value of companies and buying stocks at levels we perceive to be significant discounts to our assessment of their worth.

Q. What were the overall market conditions during the Fund’s reporting period?

A. For the twelve months ended April 30, 2009, equity markets in the U.S. endured one of their worst stretches of performance ever as a result of a deepening global recession and financial crisis. A collapse in the U.S. housing market spread to financial services companies, who incurred credit losses as individuals increasingly fell behind on their mortgages. This hurt consumer spending and confidence, spurring a sharp contraction in manufacturing activity. As the economy slowed, companies increasingly looked for ways to cut costs, which resulted in mounting job losses and a rise in the unemployment rate to 8.9% in April 2009. Rising unemployment further exacerbated credit problems at major financial institutions, leading to widening credit spreads, and eroding confidence in leading financial institutions. The downturn accelerated in September 2008 when regulators refused to lend a helping hand to Lehman Brothers, causing a downward spiral in the financial system that pushed the government to nationalize Freddie Mac and Fannie Mae, step in to stem the bleeding at AIG, force Merrill Lynch into the arms of Bank of America, and facilitate the mergers of Wachovia with Wells Fargo and National City with PNC Financial. To help the system regain its footing, the Federal Reserve Board (“Fed”)i and the U.S. Department of the Treasury put in place a variety of programs to restore confidence and the flow of credit in the system, including the Troubled Asset Relief Program (“TARP”), the Term Asset-Backed Securities Loan Facility (“TALF”) and the Public-Private Partnership Investment Program (“PPIP”). The Fed cut its target rate to nearly zero and has expanded its balance sheet in an effort to increase liquidity in the economy. On the fiscal policy side, President Obama convinced Congress to pass a massive fiscal stimulus package. Given these unprecedented developments, the equity markets have been decidedly volatile, hitting a multi-decade intraday low of 666 on the S&P 500 Indexii in March 2009 before rallying to 873 as of the end of the reporting period. Risk aversion appeared to be finally diminishing, and early indicators have shown, if not improvement, that at least the economy is deteriorating at a slower rate.

Legg Mason Partners All Cap Fund 2009 Annual Report	1

Fund overview continued

Q. How did we respond to these changing market conditions?

A. In 2008 and early 2009, the economy and stock market suffered one of their worst declines since World War II. Like many, we initially underestimated the severity of the feedback loop that occurred as confidence in the system wavered. We responded by purchasing stocks we believed traded well below their risk-adjusted long-term intrinsic value. While returns for the overall reporting period could have been helped by getting defensive last fall, the steady purchases led to significant gains in the portfolio late in the Fund’s reporting period and helped to position the Fund for further appreciation in the future. The breadth of the market decline allowed us to invest across a wide variety of sectors at what we believed to be very attractive valuations. As oil fell from its heights as the economy unraveled, we selectively added Energy names to take advantage of undervaluation in the sector. The declines in Consumer Discretionary names presented a similar opportunity. Cyclical companies in the Industrials sector also became increasingly attractive as the market and economy worsened, allowing us to add a number of companies from that sector to the portfolio. Last, a wide swath of Information Technology shares got caught up in the sell-off despite generally strong balance sheets and robust cash flow generation, so we added to our holdings in that sector as well.

Performance review

For the twelve months ended April 30, 2009, Class A shares of Legg Mason Partners All Cap Fund, excluding sales charges, returned -37.92%. The Fund’s unmanaged benchmark, the Russell 3000 Indexiii, returned -34.95% for the same period. The Lipper Multi-Cap Core Funds Category Average1 returned -34.37% over the same time frame.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended April 30, 2009, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 756 funds in the Fund’s Lipper category, and excluding sales charges.

2	Legg Mason Partners All Cap Fund 2009 Annual Report

PERFORMANCE SNAPSHOT as of April 30, 2009 (excluding sales charges) (unaudited)
	6 MONTHS	12 MONTHS
All Cap Fund — Class A Shares	-4.52%	-37.92%
Russell 3000 Index	-7.46%	-34.95%
Lipper Multi-Cap Core Funds Category Average[1]	-4.54%	-34.37%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.
Excluding sales charges, Class 1 shares[2] returned -4.29%, Class B shares returned -4.60%, Class C shares returned -4.58% and Class I shares returned -4.09% over the six months ended April 30, 2009. Excluding sales charges, Class 1 shares returned -37.68%, Class B shares returned -38.24%, Class C shares returned -38.22% and Class I shares returned -37.55% over the twelve months ended April 30, 2009. All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower.
Performance figures reflect expense reimbursements and/or fee waivers, without which the performance would have been lower.
TOTAL ANNUAL OPERATING EXPENSES (unaudited)
As of the Fund’s most current prospectus dated August 8, 2008, the gross total operating expense ratios for Class 1, Class A, Class B, Class C and Class I shares were 0.93%, 1.27%, 2.11%, 1.79% and 0.90%, respectively.

Q. What were the leading contributors to performance?

A. An eclectic mix of companies positively contributed to performance. Apparel company Chico’s FAS Inc. rallied dramatically off of its lows, adding the most to the Fund’s performance over the fiscal year, while drink-maker Hansen Natural Corp. also helped boost returns. As for Chico’s, expectations for the stock became much too low as investors increasingly discounted disastrous economic outcomes into the stock price. The stock reacted very favorably when things turned out to be not as bad as feared. A new management team has begun to reinvigorate their line of clothing, cost controls and morale. Sales of Hansen’s Monster energy drinks continued to grow, boosting the stock, while a distribution agreement with Coca-Cola should allow the company to better penetrate the market and further boost its revenues. While the environment was certainly not good for semiconductor company Marvell Technology Group Ltd. or casino operator

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended April 30, 2009, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 787 funds for the six-month period and among the 756 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

[2]

Effective July 27, 2007, Class 1 shares were closed to all new purchases and incoming exchanges. Investors owning Class 1 shares on that date are permitted to continue to maintain their then-current Class 1 shares, but are no longer permitted to add to their Class 1 share positions (excluding reinvestment of dividends and distributions).

Legg Mason Partners All Cap Fund 2009 Annual Report	3

Fund overview continued

Pinnacle Entertainment Inc., again a disconnect between how bad investors thought things could get and how bad they actually turned out to be prompted outperformance from those names as well.

Q. What were the leading detractors from performance?

A. Several Financials stocks were among the worst performers in the Fund; however, global power company AES Corp. ended up as the largest detractor from performance for the period. AES is leveraged to power demand and pricing in emerging markets; so, as the global economy declined, so too did its stock price. Holdings of XL Capital Ltd. (Class A Shares), Bank of America Corp., American International Group Inc. and National City Corp. all hurt performance as the unprecedented financial collapse over the last year hammered shares. The latter three all had significant government interference. Bank of America was forced to go forward with its purchase of Merrill Lynch, leading to large losses. A liquidity crisis at AIG prompted the government to inject capital into that formerly AAA–rated firm, massively diluting shareholders. Despite impressive capital ratios, the government forced National City into the arms of PNC Financial in what effectively equated to a “take-under.”

Q. Were there any significant changes to the Fund during the reporting period?

A. During the year, we actively sought to broaden out the Fund across sectors and individual names in an effort to reduce risk without giving up significant appreciation potential. As noted earlier, we boosted holdings in the Energy sector as valuations become more reasonable. We similarly diversified into the Industrials sector. In terms of the number of positions, we increased our holdings from fifty-four stocks to seventy-one by the end of April and brought down the weight of our ten biggest positions by a noticeable amount.

Significant additions to the portfolio over the period included AT&T Inc. in the Telecommunication Services space, Nokia Oyj (ADR) in Information Technology, ConocoPhillips and National-Oilwell Varco Inc. in Energy, Goldman Sachs Group Inc., Morgan Stanley and Assured Guaranty Ltd. in the Financials arena, Hansen Natural in Consumer Staples and Pinnacle Entertainment in Consumer Discretionary. We believe that all of these securities trade below intrinsic value and help diversify the portfolio.

Meaningful sales included Amazon.com Inc., which we believe approached fair value after posting strong financial results during the year. Risks of increasing government intervention among large banks spurred the sale of Bank of America, while lower prospects for return on invested capital and weakness at its financial unit led to the elimination of General Electric Co.

4	Legg Mason Partners All Cap Fund 2009 Annual Report

We also sold Sprint Nextel Corp. as customer losses continued to weigh on the company, and cut solar power companies Trina Solar Ltd. (ADR) and Solarfun Power Holdings Co., Ltd. (ADR).

Thank you for your investment in Legg Mason Partners All Cap Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Jay Leopold, CFA	Bill Miller, CFA	David Nelson, CFA
Portfolio Manager Legg Mason Capital Management, Inc.	Portfolio Manager Legg Mason Capital Management, Inc.	Portfolio Manager Legg Mason Capital Management, Inc.

May 19, 2009

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of April 30, 2009 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: AES Corp. (3.9%), Chico's FAS Inc. (3.9%), International Business Machines Corp. (3.9%), EMC Corp. (3.6%), Texas Instruments Inc. (3.1%), Hansen Natural Corp. (2.9%), UnitedHealth Group Inc. (2.9%), WellPoint Inc. (2.8%), TD Ameritrade Holding Corp. (2.7%) and Red Hat Inc. (2.6%). Please refer to pages 11 through 15 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of April 30, 2009 were: Information Technology (29.5%), Consumer Discretionary (17.4%), Financials (15.2%), Industrials (12.0%) and Health Care (9.3%). The Fund’s portfolio composition is subject to change at any time.

RISKS: Diversification does not assure against market loss. The Fund may invest in small- and mid-cap companies that may involve a higher degree of risk and volatility than investments in large-cap companies. The Fund may use derivatives, such as options and futures which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. The Fund is non-diversified, which means that the Fund is permitted to invest a greater proportion of its assets in the securities of a smaller number of issuers. To the extent the Fund concentrates its assets in fewer issuers, the Fund will be more susceptible to negative events affecting those issuers. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]

The Federal Reserve Board ("Fed") is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

ii	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

iii	The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

Legg Mason Partners All Cap Fund 2009 Annual Report	5

Fund at a glance (unaudited)

INVESTMENT BREAKDOWN (%) As a percent of total investments

6	Legg Mason Partners All Cap Fund 2009 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on November 1, 2008 and held for the six months ended April 30, 2009.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

BASED ON ACTUAL TOTAL RETURN[1]
	ACTUAL TOTAL RETURN WITHOUT SALES CHARGES[2]	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[3]
Class 1	(4.29)%	$1,000.00	$957.10	0.97%	$4.71
Class A	(4.52)	1,000.00	954.80	1.29	6.25
Class B	(4.60)	1,000.00	954.00	1.93	9.35
Class C	(4.58)	1,000.00	954.20	1.46	7.07
Class I	(4.09)	1,000.00	959.10	0.52	2.53

[1]	For the six months ended April 30, 2009.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

[3]

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Legg Mason Partners All Cap Fund 2009 Annual Report	7

Fund expenses (unaudited) continued

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

BASED ON HYPOTHETICAL TOTAL RETURN[1]
	HYPOTHETICAL ANNUALIZED TOTAL RETURN	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[2]
Class 1	5.00%	$1,000.00	$1,019.98	0.97%	$4.86
Class A	5.00	1,000.00	1,018.40	1.29	6.46
Class B	5.00	1,000.00	1,015.22	1.93	9.64
Class C	5.00	1,000.00	1,017.55	1.46	7.30
Class I	5.00	1,000.00	1,022.22	0.52	2.61

[1]	For the six months ended April 30, 2009.

[2]

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

8	Legg Mason Partners All Cap Fund 2009 Annual Report

Fund performance (unaudited)

AVERAGE ANNUAL TOTAL RETURNS[1]
	WITHOUT SALES CHARGES[2]
	CLASS 1	CLASS A	CLASS B	CLASS C	CLASS I
Twelve Months Ended 4/30/09	-37.68%	-37.92%	-38.24%	-38.22%	-37.55%
Five Years Ended 4/30/09	N/A	-10.19	-10.82	-10.76	N/A
Inception* through 4/30/09	-30.03	-9.65	-10.31	-10.26	-39.11

	WITH SALES CHARGES[3]
	CLASS 1[4]	CLASS A	CLASS B	CLASS C	CLASS I
Twelve Months Ended 4/30/09	-37.68%	-41.51%	-41.33%	-38.84%	-37.55%
Five Years Ended 4/30/09	N/A	-11.26	-11.00	-10.76	N/A
Inception* through 4/30/09	-32.76	-10.26	-10.31	-10.26	-39.11

CUMULATIVE TOTAL RETURN[1]
	WITHOUT SALES CHARGES[2]
Class 1 (Inception date of 2/2/07 through 4/30/09)			-55.04%
Class A (Inception date of 6/30/00 through 4/30/09)			-59.21
Class B (Inception date of 6/30/00 through 4/30/09)			-61.75
Class C (Inception date of 6/30/00 through 4/30/09)			-61.58
Class I (Inception date of 10/2/07 through 4/30/09)			-54.29

[1]

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class 1 and Class A shares or the applicable CDSC with respect to Class B and C shares.

[3]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charges of 5.75%. Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment. This CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

[4]	Includes the effect of the 8.50% initial sales charge for periods prior to July 27, 2007. Effective July 27, 2007, Class 1 shares were closed to all purchases and incoming exchanges.

*	Inception date for Class 1 shares is February 2, 2007. Inception date for Class A, B and C shares is June 30, 2000. Inception date for Class I shares is October 2, 2007.

Legg Mason Partners All Cap Fund 2009 Annual Report	9

Historical performance (unaudited)

VALUE OF $10,000 INVESTED IN CLASS A, B AND C SHARES OF LEGG MASON PARTNERS ALL CAP FUND VS. RUSSELL 3000 INDEX† — June 2000 - April 2009

†	Hypothetical illustration of $10,000 invested in Class A, B and C shares of Legg Mason Partners All Cap Fund at inception on June 30, 2000, assuming the deduction of the maximum initial sales charge of 5.75% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through April 30, 2009. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class A, B and C shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

10	Legg Mason Partners All Cap Fund 2009 Annual Report

Schedule of investments

April 30, 2009

LEGG MASON PARTNERS ALL CAP FUND
SHARES	SECURITY	VALUE

COMMON STOCKS — 98.9%
CONSUMER DISCRETIONARY — 17.4%
	Hotels, Restaurants & Leisure — 3.4%
1,010,839	PartyGaming PLC*	$3,959,966
692,100	Pinnacle Entertainment Inc.*	8,637,408
	Total Hotels, Restaurants & Leisure	12,597,374
	Household Durables — 1.8%
174,570	Ryland Group Inc.	3,615,345
149,800	Toll Brothers Inc.*	3,034,948
	Total Household Durables	6,650,293
	Media — 4.2%
83,731	Time Warner Cable Inc.	2,698,650
358,480	Time Warner Inc.	7,825,618
268,900	Viacom Inc., Class B Shares*	5,173,636
	Total Media	15,697,904
	Multiline Retail — 1.0%
82,800	Kohl’s Corp.*	3,754,980
	Specialty Retail — 5.2%
1,932,975	Chico’s FAS Inc.*	14,767,929
239,800	Staples Inc.	4,944,676
	Total Specialty Retail	19,712,605
	Textiles, Apparel & Luxury Goods — 1.8%
1,461,469	Liz Claiborne Inc.	6,927,363
	TOTAL CONSUMER DISCRETIONARY	65,340,519
CONSUMER STAPLES — 2.9%
	Beverages — 2.9%
270,300	Hansen Natural Corp.*	11,017,428
ENERGY — 4.7%
	Energy Equipment & Services — 2.5%
122,500	Baker Hughes Inc.	4,358,550
174,500	National-Oilwell Varco Inc.*	5,283,860
	Total Energy Equipment & Services	9,642,410
	Oil, Gas & Consumable Fuels — 2.2%
31,800	Apache Corp.	2,316,948
87,500	ConocoPhillips	3,587,500
64,700	XTO Energy Inc.	2,242,502
	Total Oil, Gas & Consumable Fuels	8,146,950
	TOTAL ENERGY	17,789,360

See Notes to Financial Statements.

Legg Mason Partners All Cap Fund 2009 Annual Report	11

Schedule of investments continued

April 30, 2009

LEGG MASON PARTNERS ALL CAP FUND
SHARES	SECURITY	VALUE

FINANCIALS — 14.6%
	Capital Markets — 6.6%
183,236	Blackstone Group LP	$1,793,880
31,500	Goldman Sachs Group Inc.	4,047,750
159,900	Morgan Stanley	3,780,036
145,000	State Street Corp.	4,948,850
636,466	TD Ameritrade Holding Corp.*	10,126,174
	Total Capital Markets	24,696,690
	Commercial Banks — 0.3%
45,400	Comerica Inc.	952,492
	Consumer Finance — 1.7%
357,200	Capital One Financial Corp.	5,979,528
116,100	SLM Corp.*	560,763
	Total Consumer Finance	6,540,291
	Diversified Financial Services — 1.9%
50,000	CIT Group Inc.	111,000
210,431	JPMorgan Chase & Co.	6,944,223
	Total Diversified Financial Services	7,055,223
	Insurance — 3.7%
70,500	Allstate Corp.	1,644,765
723,400	Assured Guaranty Ltd.	6,988,044
451,800	MBIA Inc.*	2,137,014
103,700	MetLife Inc.	3,085,075
1,550,000	Syncora Holdings Ltd.*	232,500
	Total Insurance	14,087,398
	Thrifts & Mortgage Finance — 0.4%
550,000	MGIC Investment Corp.	1,408,000
	TOTAL FINANCIALS	54,740,094
HEALTH CARE — 9.3%
	Biotechnology — 1.3%
441,759	Amylin Pharmaceuticals Inc.*	4,832,843
	Health Care Providers & Services — 8.0%
296,523	Aetna Inc.	6,526,471
60,900	McKesson Corp.	2,253,300
457,589	UnitedHealth Group Inc.	10,762,494
247,200	WellPoint Inc.*	10,570,272
	Total Health Care Providers & Services	30,112,537
	TOTAL HEALTH CARE	34,945,380

See Notes to Financial Statements.

12	Legg Mason Partners All Cap Fund 2009 Annual Report

LEGG MASON PARTNERS ALL CAP FUND
SHARES	SECURITY	VALUE

INDUSTRIALS — 12.0%
	Aerospace & Defense — 2.6%
114,300	Goodrich Corp.	$5,061,204
36,700	Lockheed Martin Corp.	2,882,051
36,200	Northrop Grumman Corp.	1,750,270
	Total Aerospace & Defense	9,693,525
	Air Freight & Logistics — 1.1%
79,800	United Parcel Service Inc., Class B Shares	4,176,732
	Airlines — 1.8%
679,800	Delta Air Lines Inc.*	4,194,366
478,889	UAL Corp.*	2,356,134
	Total Airlines	6,550,500
	Commercial Services & Supplies — 0.2%
35,920	Republic Services Inc.	754,320
	Electrical Equipment — 0.6%
69,500	Emerson Electric Co.	2,365,780
	Industrial Conglomerates — 2.9%
126,900	3M Co.	7,309,440
71,300	United Technologies Corp.	3,482,292
	Total Industrial Conglomerates	10,791,732
	Machinery — 1.5%
64,300	Caterpillar Inc.	2,287,794
77,500	Deere & Co.	3,197,650
	Total Machinery	5,485,444
	Road & Rail — 1.3%
741,789	Hertz Global Holdings Inc.*	5,044,165
	TOTAL INDUSTRIALS	44,862,198
INFORMATION TECHNOLOGY — 29.5%
	Communications Equipment — 2.7%
345,000	Nokia Oyj, ADR	4,878,300
273,200	Polycom Inc.*	5,092,448
	Total Communications Equipment	9,970,748
	Computers & Peripherals — 7.5%
1,093,600	EMC Corp.*	13,702,808
140,100	International Business Machines Corp.	14,459,721
	Total Computers & Peripherals	28,162,529
	Electronic Equipment, Instruments & Components — 3.1%
257,400	Avnet Inc.*	5,634,486
747,200	Jabil Circuit Inc.	6,052,320
	Total Electronic Equipment, Instruments & Components	11,686,806

See Notes to Financial Statements.

Legg Mason Partners All Cap Fund 2009 Annual Report	13

Schedule of investments continued

April 30, 2009

LEGG MASON PARTNERS ALL CAP FUND
SHARES	SECURITY	VALUE

	Internet Software & Services — 2.5%
252,000	eBay Inc.*	$4,150,440
377,400	Yahoo! Inc.*	5,393,046
	Total Internet Software & Services	9,543,486
	Semiconductors & Semiconductor Equipment — 6.6%
349,700	Marvell Technology Group Ltd.*	3,839,706
1,892,485	Micron Technology Inc.*	9,235,327
649,570	Texas Instruments Inc.	11,731,234
	Total Semiconductors & Semiconductor Equipment	24,806,267
	Software — 7.1%
484,543	Playtech Ltd.	3,280,174
575,781	Red Hat Inc.*	9,943,738
473,500	Symantec Corp.*	8,167,875
563,300	Take-Two Interactive Software Inc.*	5,114,764
	Total Software	26,506,551
	TOTAL INFORMATION TECHNOLOGY	110,676,387
MATERIALS — 2.6%
	Chemicals — 2.6%
603,875	Nalco Holding Co.	9,855,240
TELECOMMUNICATION SERVICES — 0.9%
	Diversified Telecommunication Services — 0.9%
137,300	AT&T Inc.	3,517,626
UTILITIES — 5.0%
	Independent Power Producers & Energy Traders — 5.0%
2,097,600	AES Corp.*	14,830,032
751,225	Reliant Energy Inc.*	3,726,076
	TOTAL UTILITIES	18,556,108
	TOTAL COMMON STOCKS (Cost — $499,982,604)	371,300,340
CONVERTIBLE PREFERRED STOCKS — 0.6%
FINANCIALS — 0.6%
	Diversified Financial Services — 0.6%
4,000	Bank of America Corp., 7.250% due 12/31/49 (Cost — $1,243,853)	2,308,000
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $501,226,457)	$373,608,340

See Notes to Financial Statements.

14	Legg Mason Partners All Cap Fund 2009 Annual Report

LEGG MASON PARTNERS ALL CAP FUND
FACE AMOUNT	SECURITY	VALUE

SHORT-TERM INVESTMENT — 0.6%
	Repurchase Agreement — 0.6%
$2,215,000	Interest in $246,437,000 joint tri-party repurchase agreement dated 4/30/09 with Deutsche Bank Securities Inc., 0.150% due 5/1/09; Proceeds at maturity — $2,215,009; (Fully collateralized by various U.S. government agency obligations, 0.000% to 5.755% due 10/26/09 to 2/7/23; Market value — $2,259,303) (Cost — $2,215,000)	$2,215,000
	TOTAL INVESTMENTS — 100.1% (Cost — $503,441,457#)	375,823,340
	Liabilities in Excess of Other Assets — (0.1)%	(278,994)
	TOTAL NET ASSETS — 100.0%	$375,544,346

*	Non-income producing security.

#	Aggregate cost for federal income tax purposes is $522,436,620.

Abbreviation used in this schedule:
ADR	—American Depositary Receipt

See Notes to Financial Statements.

Legg Mason Partners All Cap Fund 2009 Annual Report	15

Statement of assets and liabilities

April 30, 2009

ASSETS:
Investments, at value (Cost — $503,441,457)	$375,823,340
Cash	813
Dividends and interest receivable	412,320
Receivable for securities sold	241,597
Receivable for Fund shares sold	22,609
Prepaid expenses	41,301
Total Assets	376,541,980
LIABILITIES:
Payable for Fund shares repurchased	484,289
Transfer agent fees payable	278,413
Distribution fees payable	100,683
Trustees’ fees payable	15,701
Accrued expenses and other liabilities	118,548
Total Liabilities	997,634
TOTAL NET ASSETS	$375,544,346
NET ASSETS:
Par value (Note 5)	$818
Paid-in capital in excess of par value	1,104,917,940
Undistributed net investment income	584,458
Accumulated net realized loss on investments and foreign currency transactions	(602,342,341)
Net unrealized depreciation on investments and foreign currencies	(127,616,529)
TOTAL NET ASSETS	$375,544,346
Shares Outstanding:
Class 1	29,539,125
Class A	31,046,352
Class B	8,459,589
Class C	12,729,706
Class I	44,820
Net Asset Value:
Class 1 (and redemption price)	$4.68
Class A (and redemption price)	$4.65
Class B*	$4.36
Class C*	$4.38
Class I (and redemption price)	$4.69
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$4.93

*	Redemption price per share is NAV of Class B and C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

16	Legg Mason Partners All Cap Fund 2009 Annual Report

Statement of operations

For the Year Ended April 30, 2009

INVESTMENT INCOME:
Dividends	$7,106,002
Interest	20,857
Less: Foreign taxes withheld	(33,718)
Total Investment Income	7,093,141
EXPENSES:
Investment management fee (Note 2)	3,416,770
Transfer agent fees (Note 4)	1,909,704
Distribution fees (Notes 2 and 4)	1,746,870
Shareholder reports (Note 4)	142,366
Registration fees	83,919
Legal fees	44,317
Trustees’ fees	43,920
Audit and tax	42,282
Custody fees	22,538
Insurance	11,315
Miscellaneous expenses	8,856
Total Expenses	7,472,857
Less: Fee waivers and/or expense reimbursements (Notes 2 and 4)	(1,022,025)
Net Expenses	6,450,832
NET INVESTMENT INCOME	642,309
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Loss From:
Investment transactions	(408,715,093)
Foreign currency transactions	(14,406)
Net Realized Loss	(408,729,499)
Change in Net Unrealized Appreciation/Depreciation From:
Investments	139,360,685
Foreign currencies	(3,072)
Change in Net Unrealized Appreciation/Depreciation	139,357,613
NET LOSS ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS	(269,371,886)
DECREASE IN NET ASSETS FROM OPERATIONS	$(268,729,577)

See Notes to Financial Statements.

Legg Mason Partners All Cap Fund 2009 Annual Report	17

Statements of changes in net assets

FOR THE YEARS ENDED APRIL 30,	2009	2008
OPERATIONS:
Net investment income (loss)	$642,309	$(2,779,508)
Net realized loss	(408,729,499)	(27,670,427)
Change in net unrealized appreciation/depreciation	139,357,613	(300,066,626)
Decrease in Net Assets From Operations	(268,729,577)	(330,516,561)
FUND SHARE TRANSACTIONS (NOTE 5):
Net proceeds from sale of shares	30,617,187	80,062,538
Cost of shares repurchased	(142,822,109)	(372,861,331)
Decrease in Net Assets From Fund Share Transactions	(112,204,922)	(292,798,793)
DECREASE IN NET ASSETS	(380,934,499)	(623,315,354)
NET ASSETS:
Beginning of year	756,478,845	1,379,794,199
End of year*	$375,544,346	$756,478,845
* Includes undistributed net investment income of:	$584,458	$1,078,150

See Notes to Financial Statements.

18	Legg Mason Partners All Cap Fund 2009 Annual Report

Financial highlights

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED APRIL 30, UNLESS OTHERWISE NOTED:
CLASS 1 SHARES[1]	2009	2008	2007[2]
NET ASSET VALUE, BEGINNING OF YEAR	$7.51	$10.36	$10.41
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.02	0.01	0.00 [3]
Net realized and unrealized loss	(2.85)	(2.86)	(0.05)
Total loss from operations	(2.83)	(2.85)	(0.05)
NET ASSET VALUE, END OF YEAR	$4.68	$7.51	$10.36
Total return[4]	(37.68)%	(27.51)%	(0.48)%
NET ASSETS, END OF YEAR (000s)	$138,231	$267,372	$450,886
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	1.16%	0.93%	1.06%[5,6]
Net expenses	1.00 [7,8]	0.90 [7,8]	1.06 [5,6]
Net investment income	0.45	0.14	0.08 [5]
PORTFOLIO TURNOVER RATE	59%	25%	81%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period February 2, 2007 (inception date) to April 30, 2007.

[3]	Amount represents less than $0.01 per share.

[4]

Performance figures, exclusive of sales charges prior to 2007, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.06%.

[7]

As a result of a voluntary expense limitation, effective July 30, 2007, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class 1 shares will not exceed Class A shares’ total net annual operating expenses less the 12b-1 fee differential of 0.25%.

[8]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Partners All Cap Fund 2009 Annual Report	19

Financial highlights continued

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED APRIL 30:
CLASS A SHARES[1]	2009	2008	2007	2006[2]	2005[2]
NET ASSET VALUE, BEGINNING OF YEAR	$7.49	$10.36	$9.42	$8.02	$7.96
INCOME (LOSS) FROM OPERATIONS:
Net investment income (loss)	0.01	(0.01)	0.01	0.01	0.01
Net realized and unrealized gain (loss)	(2.85)	(2.86)	0.93	1.39	0.05
Total income (loss) from operations	(2.84)	(2.87)	0.94	1.40	0.06
NET ASSET VALUE, END OF YEAR	$4.65	$7.49	$10.36	$9.42	$8.02
Total return[3]	(37.92)%	(27.70)%	9.98%	17.46%	0.75%
NET ASSETS, END OF YEAR (000s)	$144,443	$273,593	$443,226	$91,562	$84,629
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	1.54%	1.26%	1.20%[4]	1.21%[5]	1.20%
Net expenses[6]	1.28 [7]	1.15 [7]	1.18 [4,7,8]	1.19 [5,8]	1.18 [8]
Net investment income (loss)	0.18	(0.11)	0.14	0.06	0.14
PORTFOLIO TURNOVER RATE	59%	25%	81%	24%	15%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Represents a share of capital stock outstanding prior to April 16, 2007.

[3]

Performance figures, exclusive of sales charges, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.18% and 1.16%, respectively.

[5]	The gross and net expense ratios include interest expense. Excluding interest expense, the gross and net expense ratios would have been 1.20% and 1.19%, respectively.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

As a result of a contractual expense limitation, effective February 5, 2007 until September 1, 2008, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class A shares did not exceed 1.16%.

[8]

As a result of a voluntary expense limitation, prior to February 5, 2007, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class A shares did not exceed 1.40%.

See Notes to Financial Statements.

20	Legg Mason Partners All Cap Fund 2009 Annual Report

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED APRIL 30:
CLASS B SHARES[1]	2009	2008	2007	2006[2]	2005[2]
NET ASSET VALUE, BEGINNING OF YEAR	$7.06	$9.84	$9.02	$7.74	$7.73
INCOME (LOSS) FROM OPERATIONS:
Net investment loss	(0.03)	(0.08)	(0.05)	(0.06)	(0.05)
Net realized and unrealized gain (loss)	(2.67)	(2.70)	0.87	1.34	0.06
Total income (loss) from operations	(2.70)	(2.78)	0.82	1.28	0.01
NET ASSET VALUE, END OF YEAR	$4.36	$7.06	$9.84	$9.02	$7.74
Total return[3]	(38.24)%	(28.25)%	9.09%	16.54%	0.13%
NET ASSETS, END OF YEAR (000s)	$36,847	$89,574	$218,812	$71,865	$73,331
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	2.25%	2.10%	1.93%[4]	1.97%[5]	1.97%
Net expenses[6]	2.00 [7]	1.92 [7]	1.90 [4,7,8]	1.95 [5,8]	1.94 [8]
Net investment loss	(0.55)	(0.90)	(0.53)	(0.70)	(0.62)
PORTFOLIO TURNOVER RATE	59%	25%	81%	24%	15%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Represents a share of capital stock outstanding prior to April 16, 2007.

[3]

Performance figures, exclusive of CDSC, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.91% and 1.88%, respectively.

[5]	The gross and net expense ratios include interest expense. Excluding interest expense, the gross and net expense ratios would have been 1.96% and 1.95%, respectively.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

As a result of a contractual expense limitation, effective February 5, 2007 until September 1, 2008, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class B shares did not exceed 1.93%.

[8]

As a result of a voluntary expense limitation, prior to February 5, 2007, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class B shares did not exceed 2.15%.

See Notes to Financial Statements.

Legg Mason Partners All Cap Fund 2009 Annual Report	21

Financial highlights continued

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED APRIL 30:
CLASS C SHARES[1]	2009	2008	2007		2006[2]	2005[2]
NET ASSET VALUE, BEGINNING OF YEAR	$7.09	$9.86	$9.03		$7.74	$7.74
INCOME (LOSS) FROM OPERATIONS:
Net investment loss	(0.01)	(0.07)	(0.04)		(0.06)	(0.05)
Net realized and unrealized gain (loss)	(2.70)	(2.70)	0.87		1.35	0.05
Total income (loss) from operations	(2.71)	(2.77)	0.83		1.29	0.00 [3]
NET ASSET VALUE, END OF YEAR	$4.38	$7.09	$9.86		$9.03	$7.74
Total return[4]	(38.22)%	(28.09)%	9.19%		16.67%	0.00%
NET ASSETS, END OF YEAR (000s)	$55,813	$125,841	$266,870		$190,538	$215,024
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	1.86%	1.79%	1.85%[5]		1.93%[6]	1.95%
Net expenses	1.71 [7]	1.79	1.85	5,7.8	1.91 [6,7,8]	1.92 [7,8]
Net investment loss	(0.26)	(0.77)	(0.40)		(0.65)	(0.60)
PORTFOLIO TURNOVER RATE	59%	25%	81%		24%	15%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Represents a share of capital stock outstanding prior to April 16, 2007.

[3]	Amount represents less than $0.01 per share.

[4]

Performance figures, exclusive of CDSC, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[5]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have both been 1.83%.

[6]	The gross and net expense ratios include interest expense. Excluding interest expense, the gross and net expense ratios would have been 1.93% and 1.90%, respectively.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

As a result of a voluntary expense limitation, prior to February 5, 2007, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class C shares did not exceed 2.15%.

See Notes to Financial Statements.

22	Legg Mason Partners All Cap Fund 2009 Annual Report

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED APRIL 30, UNLESS OTHERWISE NOTED:
CLASS I SHARES[1]	2009	2008[2]
NET ASSET VALUE, BEGINNING OF YEAR	$7.51	$10.26
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.04	0.02
Net realized and unrealized loss	(2.86)	(2.77)
Total loss from operations	(2.82)	(2.75)
NET ASSET VALUE, END OF YEAR	$4.69	$7.51
Total return[3]	(37.55)%	(26.80)%
NET ASSETS, END OF YEAR (000s)	$210	$99
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	0.99%	0.90%[4]
Net expenses	0.61 [5]	0.90 [4]
Net investment income	0.79	0.49 [4]
PORTFOLIO TURNOVER RATE	59%	25%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period October 2, 2007 (inception date) to April 30, 2008.

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Partners All Cap Fund 2009 Annual Report	23

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason Partners All Cap Fund (the “Fund”) is a non-diversified separate investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

Effective May 1, 2008, the Fund adopted Statement of Financial Accounting Standards No. 157 (“FAS 157”). FAS 157 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

24	Legg Mason Partners All Cap Fund 2009 Annual Report

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

	APRIL 30, 2009	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Investments in securities	$375,823,340	$373,608,340	$2,215,000	—

(b) Repurchase agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market daily to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Legg Mason Partners All Cap Fund 2009 Annual Report	25

Notes to financial statements continued

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(e) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(g) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of April 30, 2009, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

26	Legg Mason Partners All Cap Fund 2009 Annual Report

(h) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED NET REALIZED LOSS	PAID-IN CAPITAL
(a)	$54,135	—	$(54,135)
(b)	(1,190,136)	$1,190,136	—

(a)	Reclassifications are primarily due to a prior year tax net operating loss.

(b)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes and book/tax differences in the treatment of distributions received from certain investments.

2. Investment management agreement and other transactions with affiliates

Legg Mason Capital Management, Inc. (“LMCM”) is the Fund’s investment manager and Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the sub-administrator to the Fund. LMCM and LMPFA are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.70% of the Fund’s average daily net assets up to $2 billion and 0.65% of the Fund’s average daily net assets in excess of $2 billion.

LMPFA provides certain administrative services to the Fund pursuant to a sub-administration agreement between LMCM and LMPFA. LMCM, not the Fund, pays LMPFA for its services as sub-administrator.

As a result of a contractual expense limitation, effective February 5, 2007 until September 1, 2008, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class A and B shares will not exceed 1.16% and 1.93%, respectively.

Effective July 30, 2007, the Fund’s Class 1 shares have a voluntary expense limitation in place, which covers operating expenses other than interest, brokerage, taxes and extraordinary expenses, to the extent necessary so that total net annual operating expenses of Class 1 shares will not exceed the total net annual operating expenses of Class A shares less the 12b-1 fee differential of 0.25%.

Effective January 1, 2009, LMPFA has voluntarily agreed to waive its entire management fee until June 30, 2009.

During the year ended April 30, 2009, LMCM waived a portion of its fee in the amount of $1,022,025.

Legg Mason Partners All Cap Fund 2009 Annual Report	27

Notes to financial statements continued

The manager is permitted to recapture amounts previously voluntarily forgone or reimbursed by the manager to the Fund during the same fiscal year if the Fund’s total annual operating expenses have fallen to a level below the voluntary fee waiver/reimbursement (“expense cap”) shown in the fee table of the Fund’s prospectus. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the Fund’s total annual operating expenses exceeding the expense cap.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended April 30, 2009, LMIS and its affiliates received sales charges of approximately $86,000 on sales of the Fund’s Class A shares. In addition, for the year ended April 30, 2009, CDSCs paid to LMIS and its affiliates were approximately:

	CLASS A		CLASS B	CLASS C
CDSCs	$0	*	$62,000	$3,000

*	Amount represents less than $1,000.

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested trustees (“Trustees”) to defer the receipt of all or a portion of the trustees’ fees earned until a later date specified by the Trustees. The deferred balances are reported in the Statement of Operations under Trustees’ fees and are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2006. This change will have no effect on fees previously deferred. This change will have no effect on fees previously deferred. As of April 30, 2009, the Fund had accrued $5,365 as deferred compensation payable.

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

28	Legg Mason Partners All Cap Fund 2009 Annual Report

3. Investments

During the year ended April 30, 2009, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$290,253,879
Sales	397,569,694

At April 30, 2009, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$30,036,369
Gross unrealized depreciation	(176,649,649)
Net unrealized depreciation	$(146,613,280)

4. Class specific expenses, waivers and/or reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.75% of the average daily net assets of each respective class. Distribution fees are accrued daily and paid monthly.

For the year ended April 30, 2009, class specific expenses were as follows:

	DISTRIBUTION FEES	TRANSFER AGENT FEES	SHAREHOLDER REPORTS EXPENSES
Class 1	—	$691,382	$35,257
Class A	$453,770	919,132	61,874
Class B	521,839	237,758	22,873
Class C	771,261	61,161	22,352
Class I	—	271	10
Total	$1,746,870	$1,909,704	$142,366

For the year ended April 30, 2009, class specific waivers and/or reimbursements were as follows:

WAIVERS/ REIMBURSEMENTS
Class 1	$288,255
Class A	482,905
Class B	132,506
Class C	117,887
Class I	472
Total	$1,022,025

Legg Mason Partners All Cap Fund 2009 Annual Report	29

Notes to financial statements continued

5. Shares of beneficial interest

At April 30, 2009, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	YEAR ENDED APRIL 30, 2009		YEAR ENDED APRIL 30, 2008
	SHARES	AMOUNT	SHARES	AMOUNT
Class 1[1]
Shares sold	—	—	213,629 [2]	$2,264,870 [2]
Shares repurchased	(6,051,164)	$(32,414,972)	(8,150,830)[2]	(74,164,281)[2]
Net decrease	(6,051,164)	$(32,414,972)	(7,937,201)[2]	$(71,899,411)[2]
Class A
Shares sold	4,579,071	$25,221,780	6,951,758	$67,709,572
Shares repurchased	(10,051,241)	(55,057,819)	(13,229,384)	(119,811,834)
Net decrease	(5,472,170)	$(29,836,039)	(6,277,626)	$(52,102,262)
Class B
Shares sold	841,485	$3,977,419	737,423	$6,342,127
Shares repurchased	(5,063,917)	(27,479,196)	(10,296,000)	(93,913,685)
Net decrease	(4,222,432)	$(23,501,777)	(9,558,577)	$(87,571,558)
Class C
Shares sold	261,072	$1,179,702	404,137	$3,581,260
Shares repurchased	(5,291,845)	(27,772,552)	(9,715,897)	(84,924,604)
Net decrease	(5,030,773)	$(26,592,850)	(9,311,760)	$(81,343,344)
Class I
Shares sold	55,405	$238,286	18,824 [3]	$164,709 [3]
Shares repurchased	(23,715)	(97,570)	(5,694)[3]	(46,927)[3]
Net increase	31,690	$140,716	13,130 [3]	$117,782 [3]

[1]	Effective July 27, 2007, Class 1 shares were closed to all purchases and incoming exchanges.

[2]	For the period February 2, 2007 (inception date) to April 30, 2008.

[3]	For the period October 2, 2007 (inception date) to April 30, 2008.

6. Income tax information and distributions to shareholders

The Fund did not make any distributions during the fiscal years ended April 30, 2009 and 2008.

30	Legg Mason Partners All Cap Fund 2009 Annual Report

As of April 30, 2009, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$675,969
Capital loss carryforward*	(413,486,367)
Other book/tax temporary differences[a]	(169,952,322)
Unrealized appreciation/(depreciation)[b]	(146,611,692)
Total accumulated earnings/(losses) — net	$(729,374,412)

*	As of April 30, 2009, the Fund had the following net capital loss carryforward remaining:

YEAR OF EXPIRATION	AMOUNT
4/30/2010	$(26,625,535)
4/30/2011	(107,422,781)
4/30/2012	(11,972,942)
4/30/2013	(221,005)
4/30/2017	(267,244,104)
$(413,486,367)

These amounts will be available to offset any future taxable capital gains. However, $146,242,263 of this amount is subject to an annual limitation as a result of a previous reorganization.

[a]

Other book/tax temporary differences are attributable primarily to the deferral of post-October capital losses for tax purposes and book/tax differences in the timing of the deductibility of various expenses.

[b]

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and book/tax difference in the treatment of partnership interest.

7. Regulatory matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason and the then investment adviser or manager to the Fund, and Citigroup Global Markets Inc. (“CGM”), a former distributor of the Fund, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Fund (the “Affected Funds”).

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated there under (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment

Legg Mason Partners All Cap Fund 2009 Annual Report	31

Notes to financial statements continued

banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, LMPFA does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

32	Legg Mason Partners All Cap Fund 2009 Annual Report

8. Legal matters

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

Legg Mason Partners All Cap Fund 2009 Annual Report	33

Notes to financial statements continued

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

*  *  *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 7. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses. The five actions were subsequently consolidated, and a consolidated complaint was filed.

On September 26, 2007, the United States District Court for the Southern District of New York issued an order dismissing the consolidated complaint, and judgment was later entered. An appeal was filed with the U.S. Court of Appeals for the Second Circuit. After full briefing, oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 4, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

9. Recent accounting pronouncements

In March 2008, the Financial Accounting Standards Board (“FASB”) issued the Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statements and related disclosures.

*  *  *

In April 2009, FASB issued FASB Staff Position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly”

34	Legg Mason Partners All Cap Fund 2009 Annual Report

(“FSP 157-4”). FSP 157-4 provides additional guidance for estimating fair value in accordance with FAS157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management is currently evaluating the impact the adoption of FSP 157-4 will have on the Fund’s financial statement disclosures.

Legg Mason Partners All Cap Fund 2009 Annual Report	35

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Equity Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Legg Mason Partners All Cap Fund, a series of Legg Mason Partners Equity Trust, as of April 30, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2009, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Partners All Cap Fund as of April 30, 2009, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

June 25, 2009

36	Legg Mason Partners All Cap Fund 2009 Annual Report

Board approval of management and sub-administrator agreements (unaudited)

At a meeting of the Fund’s Board of Trustees, the Board considered the re-approval for an annual period of the Fund’s management agreement, pursuant to which Legg Mason Capital Management, Inc. (the “Manager”) provides the Fund with investment advisory and administrative services and day-to-day management of the Fund’s portfolio. (The management agreement is referred to as the “Agreement.”) The Manager is a wholly-owned subsidiary of Legg Mason, Inc. The Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager. The Independent Trustees requested and received information from the Manager they deemed reasonably necessary for their review of the Agreement and the performance of the Manager. Included was information about the Manager and the Fund’s distributor (including any distributors affiliated with the Fund during the past two years), as well as the management and distribution arrangements for the Fund and other funds overseen by the Board. This information was initially reviewed by a special committee of the Independent Trustees and then by the full Board.

In voting to approve the Agreement, the Independent Trustees considered whether the approval of the Agreement would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Nature, extent and quality of the services provided to the fund under the management agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager under the Management Agreement. In addition, the Independent Trustees received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager and its affiliates. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs, including the management of cash and short-term instruments, and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason Partners fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the quality of the administrative and other services provided by the Manager and its affiliates. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the

Legg Mason Partners All Cap Fund	37

Board approval of management and sub-administrator agreements (unaudited) continued

Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the Legg Mason Partners fund complex. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to the Manager’s parent organization, Legg Mason, Inc.

The Board also considered the Manager’s brokerage policies and practices, the standards applied in seeking best execution, the Manager’s policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes, portfolio manager compensation plan and policy regarding portfolio managers’ ownership of fund shares.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the Agreement by the Manager.

Fund performance

The Board received and reviewed performance information for the Fund and for all retail and institutional multi-cap core funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Trustees noted that they also had received and discussed with management information at periodic intervals comparing the Fund’s performance to that of its benchmark index. The information comparing the Fund’s performance to that of the Performance Universe was for the one-, three- and five-year periods ended June 30, 2008. The Fund performed below the median for all time periods. The Board also reviewed performance information provided by the Manager for periods ended September 30, 2008, which showed the Fund’s relative performance was competitive compared to the Lipper category average during the third quarter. The Trustees then discussed with representatives of management the reasons for the Fund’s underperformance compared to the Performance Universe and the portfolio management strategy of the Fund’s portfolio managers. The Trustees noted that the Manager proposed certain changes to the investment policies and management of the Fund and was committed to providing the resources necessary to assist the portfolio managers and improve Fund performance. Based on its review, the Board generally was satisfied with

38	Legg Mason Partners All Cap Fund

management’s efforts to improve performance going forward. The Board determined to continue to evaluate the Fund’s performance and directed the Independent Trustees’ performance committee to continue to periodically review Fund performance with the Manager and report to the full Board during periods between Board meetings.

Management fees and expense ratios

The Board reviewed and considered, the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management services provided by the Manager. In addition, because of the Manager’s fee waiver and/or expense reimbursement arrangement that was in effect for the Fund, which partially reduced the management fee paid to the Manager, the Board also reviewed and considered the actual management fee rate (after taking into account waivers and reimbursements) (“Actual Management Fee”).

The Board also reviewed information regarding the fees the Manager charged any of its U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, separate accounts. The Manager reviewed with the Board the significant differences in the scope of services provided to the Fund and to such other clients, noting that the Fund is provided with regulatory compliance and administrative services, office facilities and Fund officers (including the Fund’s chief financial, chief legal and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers. The Board considered the fee comparisons in light of the scope of services required to manage these different types of accounts.

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributors are expended, and the fees received and expenses incurred in connection with such arrangements by affiliates of the Manager.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee and Actual Management Fee and the Fund’s overall expense ratio with those of a group of 16 retail front-end load multi-cap core funds selected by Lipper as comparable to the Fund (the “Expense Group”), and a broader group of funds selected by Lipper consisting of all retail front-end load multi-cap core funds (the “Expense Universe”). This information showed that the Fund’s Contractual Management Fee and Actual Management Fee were lower than the median of management fees paid by the other funds in the Expense Group and the Fund’s Actual Management Fee was lower than the average management fee paid by the other funds in the Expense Universe, and that the Fund’s actual total expense ratio was lower than the

Legg Mason Partners All Cap Fund	39

Board approval of management and sub-administrator agreements (unaudited) continued

median of the total expense ratios of the funds in the Expense Group, but higher than the average total expense ratio of the funds in the Expense Universe.

Manager profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason Partners fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders.

The Board noted that the Fund’s Contractual Management Fee had breakpoints, reflecting the potential for reducing the Contractual Management Fee as the Fund’s assets grow. The Board noted that the Fund’s asset level had not yet reached the specified asset level at which a breakpoint to its Contractual Management Fee is triggered. The Board also considered whether the breakpoint fee structure was a reasonable means of sharing any economies of scale, taking into consideration other efficiencies that might accrue as the Fund’s assets increase. The Board also noted that as the Fund’s assets increase over time, the Fund and its shareholders should be able to realize economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also would be shared with shareholders through increased investment in fund management and administration resources.

Taking all of the above into consideration, the Board determined that the management fee was reasonable in light of the comparative performance and expense information and the nature, extent and quality of the services provided to the Fund under the Agreement.

40	Legg Mason Partners All Cap Fund

Other benefits to the manager

The Board considered other benefits received by the Manager and its affiliates as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Trustees approved the Management Agreement to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement.

Legg Mason Partners All Cap Fund	41

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Legg Mason Partners All Cap Fund (the “Fund”) are managed under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

NON-INTERESTED TRUSTEES
PAUL R. ADES c/o R. Jay Gerken, CFA, Legg Mason & Co., LLC (“Legg Mason”) 620 Eighth Avenue, New York, NY 10018
Birth year	1940
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Law Firm of Paul R. Ades, PLLC (since 2000)
Number of portfolios in fund complex overseen by Trustee	57
Other board memberships held by Trustee	None
ANDREW L. BREECH c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018
Birth year	1952
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of portfolios in fund complex overseen by Trustee	57
Other board memberships held by Trustee	None

42	Legg Mason Partners All Cap Fund

DWIGHT B. CRANE c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018
Birth year	1937
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Independent Consultant (since 1969); formerly, Professor, Harvard Business School (from 1969 to 2007)
Number of portfolios in fund complex overseen by Trustee	57
Other board memberships held by Trustee	None
ROBERT M. FRAYN, JR. c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018
Birth year	1934
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Retired
Number of portfolios in fund complex overseen by Trustee	57
Other board memberships held by Trustee	None
FRANK G. HUBBARD c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018
Birth year	1937
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	President of Avatar International, Inc. (business development) (since 1998)
Number of portfolios in fund complex overseen by Trustee	57
Other board memberships held by Trustee	None

Legg Mason Partners All Cap Fund	43

Additional information (unaudited) continued

Information about Trustees and Officers

HOWARD J. JOHNSON c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018
Birth year	1938
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	From 1981 to 1998 and 2000 to Present
Principal occupation(s) during past five years	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)
Number of portfolios in fund complex overseen by Trustee	57
Other board memberships held by Trustee	None
DAVID E. MARYATT c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018
Birth year	1936
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Private Investor; President and Director, ALS Co. (real estate management and development firm) (since 1993)
Number of portfolios in fund complex overseen by Trustee	57
Other board memberships held by Trustee	None
JEROME H. MILLER c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018
Birth year	1938
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during past five years	Retired
Number of portfolios in fund complex overseen by Trustee	57
Other board memberships held by Trustee	None

44	Legg Mason Partners All Cap Fund

KEN MILLER c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018
Birth year	1942
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	President of Young Stuff Apparel Group, Inc. (apparel manufacturer) (since 1963)
Number of portfolios in fund complex overseen by Trustee	57
Other board memberships held by Trustee	None
JOHN J. MURPHY c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018
Birth year	1944
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	President; Murphy Capital Management (investment advice) (since 1983)
Number of portfolios in fund complex overseen by Trustee	57
Other board memberships held by Trustee	Director, Nicholas Applegate funds; Trustee, UBS Relationship Funds (since 2009); Trustee; Consulting Group Capital Markets Funds; formerly, Director, Atlantic Stewardship Bank (from 2004 to 2005); Director, Barclays International Funds Group Ltd. and affiliated companies (from 1983 to 2003)
THOMAS F. SCHLAFLY c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018
Birth year	1948
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Of Counsel, Husch Blackwell Sanders LLP (law firm) (since 1984); President, The Saint Louis Brewery, Inc. (brewery) (since 1989)
Number of portfolios in fund complex overseen by Trustee	57
Other board memberships held by Trustee	Director, Citizens National Bank of Greater St. Louis, Maplewood, MO (since 2006)

Legg Mason Partners All Cap Fund	45

Additional information (unaudited) continued

Information about Trustees and Officers

JERRY A. VISCIONE c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018
Birth year	1944
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	Retired
Number of portfolios in fund complex overseen by Trustee	57
Other board memberships held by Trustee	None
INTERESTED TRUSTEE
R. JAY GERKEN, CFA[3] Legg Mason 620 Eighth Avenue, New York, NY 10018
Birth year	1951
Position(s) held with Fund[1]	Trustee, President, Chairman, and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Managing Director of Legg Mason; Chairman of the Board and Trustee/Director of 151 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; President of LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason and its affiliates; formerly, Chairman, Smith Barney Fund Management LLC (“SBFM”) and CitiFund Management Inc. (“CFM”) (from 2002 to 2005); formerly, Chairman President and Chief Executive Officer of Travelers Investment Adviser, Inc. (“TIA”) (from 2002 to 2005)
Number of portfolios in fund complex overseen by Trustee	138
Other board memberships held by Trustee	Trustee, Consulting Group Capital Markets Funds (from 2002 to 2006)
OFFICERS
KAPREL OZSOLAK Legg Mason 55 Water Street, New York, NY 10041
Birth year	1965
Position(s) held with Fund[1]	Chief Financial Officer and Treasurer
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during past five years	Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; formerly, Controller of certain mutual funds associated with certain predecessor firms of Legg Mason (from 2002 to 2004)

46	Legg Mason Partners All Cap Fund

TED P. BECKER Legg Mason 620 Eighth Avenue, New York, NY 10018
Birth year	1951
Position(s) held with Fund[1]	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2006
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); formerly, Managing Director of Compliance at CAM or its predecessor (from 2002 to 2005);
JOHN CHIOTA Legg Mason 100 First Stamford Place, Stamford, CT 06902
Birth year	1968
Position(s) held with Fund[1]	Chief Anti-Money Laundering Compliance Officer/Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2006/2008
Principal occupation(s) during past five years	Identity Theft Prevention Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2008); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2006); Vice President of Legg Mason or its predecessor (since 2004); Prior to August 2004, Chief AML Compliance Officer with TD Waterhouse
ROBERT I. FRENKEL Legg Mason 100 First Stamford Place, Stamford, CT 06902
Birth year	1954
Position(s) held with Fund[1]	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2003
Principal occupation(s) during past five years	Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessors (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); formerly, Secretary of CFM (from 2001 to 2004)
THOMAS C. MANDIA Legg Mason 100 First Stamford Place, Stamford, CT 06902
Birth year	1962
Position(s) held with Fund[1]	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2000
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason (since 2005); Managing Director and Deputy General Counsel for CAM (from 1992 to 2005)

Legg Mason Partners All Cap Fund	47

Additional information (unaudited) continued

Information about Trustees and Officers

ALBERT LASKAJ Legg Mason 55 Water Street, New York, NY 10041
Birth year	1977
Position(s) held with Fund[1]	Controller
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President of Legg Mason (since 2008); Controller of certain mutual funds associated with Legg Mason (since 2007); formerly, Assistant Controller of certain mutual funds associated with Legg Mason (from 2005 to 2007); formerly, Accounting Manager of certain mutual funds associated with certain predecessor firms of Legg Mason (from 2003 to 2005)
STEVEN FRANK Legg Mason 55 Water Street, New York, NY 10041
Birth year	1967
Position(s) held with Fund[1]	Controller
Term of office[1] and length of time served[2]	Since 2005
Principal occupation(s) during past five years	Vice President of Legg Mason (since 2002); Controller of certain mutual funds associated with Legg Mason or its predecessors (since 2005); formerly, Assistant Controller of certain mutual funds associated with Legg Mason predecessors (from 2001 to 2005)

[1]	Each Trustee and Officer serves until his or her successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee or Officer became a Board Member or Officer, as applicable for a fund in the Legg Mason Partners funds complex.

[3]	Mr. Gerken is an “interested person” of the Trust as defined in the 1940 Act because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

48	Legg Mason Partners All Cap Fund

Legg Mason Partners All Cap Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Robert M. Frayn, Jr.

R. Jay Gerken, CFA
Chairman

Frank G. Hubbard

Howard J. Johnson

David E. Maryatt

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

Investment manager

Legg Mason Capital Management, Inc.

Sub-administrator

Legg Mason Partners Fund
Advisor, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent*

Boston Financial Data Services, Inc.

2 Heritage Drive

North Quincy,

Massachusetts 02171

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, New York 10154

*	Prior to April 4, 2009, PNC Global Investment Servicing was the Fund’s transfer agent.

Legg Mason Partners All Cap Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland business trust.

LEGG MASON PARTNERS ALL CAP FUND

Legg Mason Funds

55 Water Street

New York, New York 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services

at 1-888-425-6432.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Partners All Cap Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2009 Legg Mason Investor Services, LLC

Member FINRA, SIPC

BUILT TO WINSM

At Legg Mason, we’ve assembled a collection of experienced investment management firms and empowered each of them with the tools, the resources and, most importantly, the independence to pursue the strategies they know best.

•	Each was purposefully chosen for their commitment to investment excellence.

•	Each is focused on specific investment styles and asset classes.

•	Each exhibits thought leadership in their chosen area of focus.

Together, we’ve built a powerful portfolio of solutions for financial advisors and their clients. And it has made us a world leader in money management.*

*	Ranked ninth-largest money manager in the world, according to Pensions & Investments, May 26, 2008, based on 12/31/07 worldwide assets under management.

www.leggmason.com/individualinvestors

©2009 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD02330 6/09 SR09-822

NOT PART OF THE ANNUAL REPORT

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Jerry A. Viscione possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Viscione as the Audit Committee’s financial expert. Mr. Viscione is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending April 30, 2008 and April 30, 2009 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $34,000 in 2008 and $36,000 in 2009.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $10,000 in 2008 and $0 in 2009. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Equity Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Equity Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to August 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in 2008 and $17,800 in 2009. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Equity Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implements policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2007 and 2008; Tax Fees were 100% and 0% for 2007 and 2008; and Other Fees were 100% and 0% for 2007 and 2008.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Equity Trust during the reporting period were $0 in 2008.

(h) Yes. Legg Mason Partners Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Robert M. Frayn, Jr.

Frank G. Hubbard

Howard J. Johnson

David E. Maryatt

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year

(the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ R. Jay Gerken
(R. Jay Gerken) Chief Executive Officer of
Legg Mason Partners Equity Trust

Date: July 7, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Equity Trust

Date: July 7, 2009

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
Legg Mason Partners Equity Trust

Date: July 7, 2009